SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      March 11, 1999
(Date of earliest event reported)  (February 25, 1999)

CTC COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)
          Massachusetts               0-13627            04-2731202
       (State or other jurisdiction (Commission         (IRS Employer
        of incorporation)          File Number)    Identification No.)

          360 Second Ave., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
 (Registrant's telephone number including area code)

(Former name or former address if changed since last report)


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Item 5.  Other Events

On February 25, 1999, the Registrant issued the following press release:

"NEWS RELEASE

For Further Information Contact:

Steve Marcus						John D. Pittenger,
Bell Atlantic Corp. Media Relations			Executive Vice President -
(212) 395-2363						Finance and Administration
CTC Communications Corp.
(781) 466-1302
Internet:
http//www.ctcnet.com
February 25, 1999
FOR IMMEDIATE RELEASE

CTC Communications and Bell Atlantic Settle Federal Court Case

February 25, 1999 - Bell Atlantic Corp. (NYSE:BEL) and CTC Communications Corp. (NASDAQ NNM: CPTL) announced today that they have settled the federal court litigation in the United States District Court in Portland, Maine.

Under the terms of the settlement, CTC will receive cash and other consideration in settlement of the dispute over commissions earned by CTC while it was a sales agent for Bell Atlantic. Both parties have agreed to keep the specific terms of the settlement confidential.

Robert J. Fabbricatore, Chairman of the Board and CEO of CTC stated "CTC is very pleased with the terms of our settlement and look forward to a long and continued business relationship with Bell Atlantic."

Jack H. White, an attorney for Bell Atlantic stated, "We are pleased that the pending litigation has been terminated and that a mutually satisfactory agreement has been reached. Bell Atlantic looks forward to continuing to work with CTC on the wholesale side of our business."

CTC is a rapidly growing provider of integrated communications solution to medium and large-sized business customers in the Northeastern U.S. It provides an extensive array of voice and data services including local, long distance, enhanced telephone services, frame relay, Internet access and TI and ISDN services. The Company markets its services through its 175 member direct sales force throughout Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut and New York.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward -looking statements. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Form 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof."

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CTC COMMUNICATIONS CORP.
                                         (Registrant)
                                  By: /s/ John D. Pittenger
                                      John D. Pittenger,
                                      Executive Vice President-
                                       Finance and Administration
March 11, 1999